MANNING & NAPIER FUND, INC.

(the “Fund”)

Supplement dated June 6, 2023 to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)

dated March 1, 2023 for the following Series and Class of the Fund:

Credit Series (Class W)

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI, and should be read in conjunction with those documents.

The Board of Directors of the Fund has approved a change in classification of the Credit Series from a non-diversified company to a diversified company and adopted the following fundamental investment policy for the Credit Series:

The Credit Series may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Accordingly,

1.	The last paragraph in the ‘Principal Investment Strategies’ section of the Summary Prospectus and Prospectus is hereby deleted.

2.	The ‘Non-diversification risk’ is hereby deleted from the ‘Principal Risks of Investing’ section of the Summary Prospectus and Prospectus and the ‘More Information About the Series’ Principal Risks’ section of the Prospectus.

3.	References to the Credit Series’ classification as a non-diversified mutual fund are hereby deleted from the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MCDWX Supp 06/06/2023